OMEGATECH, INC.
1996 STOCK OPTION PLAN
AMENDED APRIL 26, 2001

I.        Purpose

          The OMEGATECH, INC. 1996 STOCK OPTION PLAN (“Plan”), as amended, provides for the grant of Stock Options to employees, directors and consultants of OmegaTech, Inc. (the “Company”), and such of its subsidiaries as defined in Section 424(f) of the Internal Revenue Code of 1986 (the “Code”) as the Board of Directors of the Company shall from time to time designate (“Participating Subsidiaries”) in order to advance the interests of the Company and its Participating Subsidiaries through the motivation, attraction and retention of key personnel.

II.      Incentive Stock Options and Non-Incentive Stock Options

           The Stock Options granted under the Plan may be either:

           a)    Incentive Stock Options ("ISOs") which are intended to be "Incentive Stock Options" as that term is defined in Section 422 of the Code; or

           b)    Nonstatutory Stock Options ("NSOs") which are intended to be options that do not qualify as "Incentive Stock Options" under Section 422 of the Code.

All Stock Options shall be ISOs unless the Option Agreement clearly designates the Stock Options granted thereunder, or a specified portion thereof, as NSOs. Subject to the other provisions of the Plan, a Participant may receive ISOs and NSOs at the same time, provided that the ISOs and NSOs are clearly designated as such, and the exercise of one does not affect the exercise of the other.

          Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Stock Options shall apply to ISOs and NSOs.

III.    Administration

          The Plan shall be administered by the Board of Directors (the “Board”) of the Company or by a committee of two or more directors (“Committee”). Each such person shall be a Disinterested Person at such times as required for the options to obtain the benefits of Rule 16b-3 under the Securities Exchange Act of 1933 (the “Act”). The Committee or the Board of Directors, as the case may be, shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any Stock Options granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order that Stock Options that are intended to be ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto.

          All actions taken and all interpretations and determinations made by the Board or Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Board and Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation. The Board shall have the power to reprice Stock Options. Rule 16b-3 under the Act provides that the grant of a stock option to a director or officer of a company will be exempt from the provisions of Section 16(b) of the Act if the conditions set forth in said Rule are satisfied. Grants of Stock Options hereunder shall be made in a manner that does not violate the conditions of said Rule.

IV.      Definitions

             4.1. “Stock Option.” A Stock Option is the right granted under the Plan to an Employee, director, or consultant to purchase, at such time or times and at such price or prices (“Option Price”) as are determined by the Board or Committee, the number of shares of Common Stock determined by the Board or Committee.

             4.2. “Common Stock.” A share of Common Stock means a share of authorized but unissued or reacquired Class A (voting) or Class B (non-voting) common stock of the Company. Appropriate adjustments hereunder may be made by the Board or Committee to reflect the Stock Option being for Class A or Class B Common Stock (including determinations of Fair Market Value).

             4.3. “Fair Market Value.” If the Common Stock is traded publicly, the Fair Market Value of a share of Common Stock on any date shall be the average of the representative closing bid and asked prices, as quoted by the National Association of Securities Dealers through NASDAQ (its automated system for reporting quotes), for the date in question, or, if the Common Stock is listed on the NASDAQ National Market System or is listed on a national stock exchange, the officially quoted closing price on NASDAQ or such exchange, as the case may be, on the date in question. If the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined in good faith by the Board of Directors or the Board or Committee after such consultations with outside legal, accounting and other experts as the Board of Directors or the Committee may deem advisable, and the Board of Directors or the Committee shall maintain a written record of its method of determining such value.

             4.4. “Employee..” An Employee is an employee of the Company or any Participating Subsidiary.

             4.5. “Participant..” A Participant is an Employee, director or consultant to whom a Stock Option is granted.

             4.6. “Disinterested Person.” A Disinterested Person is a person who satisfies the definition of a "disinterested person" set forth in Rule 16b-3 under the Act or any successor rule or regulation, as it may be amended from time to time.

             4.7 “Corporate Transaction.” “Corporate Transaction” shall mean one or more of the following transactions unless persons who were holders of securities issued by the Company which are outstanding immediately prior to such transaction are (based on such holdings of securities of the Company) holders of 51% or more of the outstanding voting common stock of the surviving or acquiring entity (or equivalent equity interest if the entity is not a corporation): (i) a merger or acquisition (ii) a share exchange (with or without a stockholder vote) in which 95% or more of the outstanding capital stock of the Company is exchanged for capital stock of another corporation; or (iii) the sale, transfer or other disposition of all or substantially all of the Company’s assets.

          In determining whether 51% of the voting common stock is so held: (i) convertible preferred stock shall be calculated on an "as converted" basis; (ii) convertible debt shall be calculated on an "as exchanged" basis; and (iii) warrants, options and other purchase rights shall not be counted for any purpose.

V.        Eligibility and Participation

          Grants of ISOs and NSOs may be made to Employees of the Company or any Participating Subsidiary. Grants of NSOs may be made to directors of, or consultants to, the Company or any Participating Subsidiary. Any director of the Company or of a Participating Subsidiary who is also an Employee shall also be eligible to receive ISOs. The Board or Committee shall from time to time determine the Participants to whom Stock Options shall be granted, the number of shares of Common Stock subject to each Stock Option to be granted to each such Participant, the Option Price of such Stock Options, all as provided in this Plan. The Option Price of any ISO or NSO shall be not less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted. If an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISOs are granted, and such ISO shall not be exercisable after five years after the date on which it was granted. Each Stock Option shall be evidenced by a written agreement (“Option Agreement”) containing such terms and provisions as the Board or Committee may determine, subject to the provisions of this Plan.

VI.      Shares of Common Stock Subject to the Plan

             6.1. Maximum Number. The maximum aggregate number of shares of Common Stock that may be made subject to Stock Options shall be 6,000,000 shares. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the stock as to all ISOs granted to an individual which may first become exercisable in a particular calendar year may not exceed $100,000. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire or terminate, such shares may again be available for grant under this Plan.

             6.2. Capital Changes. In the event any changes are made to the shares of Common Stock (whether by reason of reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in: (i) the number of shares of Common Stock theretofore made subject to Stock Options, and in the Option Price of said shares; and (ii) the aggregate number of shares which may be made subject to Stock Options in the future. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

VII.    Exercise of Stock Options

             7.1 Time of Exercise. Subject to the provisions of the Plan, the Board or Committee, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire. No Stock Option shall be exercisable earlier than six months after the date of grant, and if the Board does not designate an exercise schedule then a Stock Option shall become exercisable in full commencing three years after date of grant. Such time or times shall be set forth in the Option Agreement evidencing such Stock Options. A Stock Option shall expire, to the extent not exercised, no later than the tenth anniversary of the date on which it was granted. The Board or Committee may accelerate the vesting of any Participant’s Stock Option by giving written notice to the Participant. Upon receipt of such notice, the Participant and the Company shall amend the Option Agreement to reflect the new vesting schedule. The acceleration of the exercise period of a Stock Option shall not affect the expiration date of that Stock Option.

             7.2 Exchange of Outstanding Stock; Cashless Exercise. The Board or Committee, in its sole discretion, may permit a Participant to surrender to the Company shares of the Common Stock previously acquired by the Participant as part or full payment for the exercise of a Stock Option, or may credit a Participant with shares which the Participant has a right to acquire in the Stock Option being exercised. Such surrendered or credited shares shall be valued at their Fair Market Value on the date of exercise. Shares credited to a Participant shall again be available for grant under the Plan.

             7.3 Use of Promissory Note; Exercise Loans. The Board or Committee may, in its sole discretion, impose terms and conditions, including conditions relating to the manner and timing of payments, on the exercise of Stock Options. Such terms and conditions may include, but are not limited to, permitting a Participant to deliver to the Company his or her promissory note as full or partial payment for the exercise of a Stock Option. The Board or Committee, in its sole discretion, may authorize the Company to make a loan to a Participant in connection with the exercise of Stock Options, or authorize the Company to arrange or guarantee loans to a Participant by a third party.

             7.4 Conditions of Exercise. Notice of exercise shall be in the form attached to the Option Agreement and shall, in the discretion of the Company, contain a representation, in the form provided by the Company, that the shares are being purchased for investment only and not for resale or distribution, and such other representations and agreements as the Company may reasonably require, and may in addition require as a condition of exercise that the Participant execute any Stockholders Agreement which (i) is applicable to holders of 70% or more of the capital stock of the Company or (ii) holders of 60% or more of the Stock Options granted under this Plan have been requested to execute. The Company may also require as a condition of exercise that the Participant will agree, if requested by the Company in connection with a public offering of the Company’s securities, to adhere to lock-up arrangements between the Company and an underwriter involved in such public offering. A lock-up arrangement is an agreement not to sell, pledge, or engage in similar transactions for a designated period of time before and after an underwritten public offering of the Company’s securities.

             7.5 Termination of Employment before Exercise. (a) If the employment of a Participant who was an Employee of the Company or a Participating Subsidiary when the ISO was granted shall terminate for any reason other than the Participant’s death or disability, or as provided in Section 7.6 hereof, any Stock Options then held by the Participant, to the extent then exercisable under the applicable Incentive Stock Option Agreement(s), shall remain exercisable after the termination of his or her employment for a period of three months (but not later than the specified expiration date). If the Participant’s employment is terminated because the Participant is disabled within the meaning of Section 22(e)(3) of the Code, any ISO then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his or her employment for a period of twelve months (but not later than the specified expiration date). If the Participant dies while employed by the Company or a Participating Subsidiary, or during the three-month or twelve-month periods referred to above, his or her ISO Stock Options may be exercised to the extent that they were exercisable on the date of cessation of his or her employment by his or her estate, or duly appointed representative, or beneficiary who acquires the Stock Options by will or by the laws of descent and distribution, but no further installments of his or her Stock Options will become exercisable and each of his or her Stock Options shall terminate on the first anniversary of the date of his or her death (but not later than the specified expiration dates). If a Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

             (b) If a Participant who was an employee of, or director or consultant to, the Company or a Participating Company shall die or become disabled within the meaning of Section 22(e)(3) of the Code, while an employee, director or consultant, and the Option is not terminated under Section 7.6, any NSO held by the Participant, to the extent exercisable on the date of such termination, shall remain exercisable after such termination of employment, director position, or consulting for a period of two years after the termination of such employment, director position, or consulting (but not later than the expiration date). Provided, however, that at the time of grant the Board may elect to have a NSO governed by the provisions of Section 7.5(a).

             7.6. Termination for Adverse Acts by Employee. The Company may terminate any Stock Option, even if notice of exercise has been given, if the Participant on or prior to the date of termination of the Option (i) is in violation of any employment, non-disclosure, invention assignment or covenant not to compete with the Company or a Participating Subsidiary so long as the Company or Participating Subsidiary gives the Participant notice thereof and five (5) days after such notice to cure such default; (ii) has been terminated for cause by the Company or a Participating Subsidiary or has resigned under conditions which would be a basis for termination for cause, or (iii) if Participant is or was an employee, Participant is working for, or providing consulting services for, a competitor of the Company or a Participating Subsidiary, or (iv) if Participant is or was a director or consultant, is working for or consulting for a competitor in violation of the director or consulting arrangement with the Company or a Participating Subsidiary. For purposes of item (ii) “cause” includes, but is not limited to, violations of state trade secret laws in relation to the Company or a Participating Subsidiary, the commission of a felony or misdemeanor related to the Company or a Participating Subsidiary, the consistent failure to follow instructions of superiors, or the providing of material misinformation on any employment, director or consulting application, and if Participant is a consultant, a material breach of the consultant’s consulting arrangement.

             7.7. Disposition of Forfeited Stock Options. Any shares of Common Stock subject to Stock Options forfeited by a Participant shall not thereafter be eligible for purchase by the Participant, but may be made subject to Stock Options granted to other Participants.

VIII.  No Contract of Employment

          Nothing in this Plan shall confer upon the Participant the right to continue in the employ of the Company, or any Participating Subsidiary, nor shall it interfere in any way with the right of the Company, or any such Participating Subsidiary, to discharge the Participant at any time for any reason whatsoever, with or without cause. Nothing in this Article VIII shall affect any rights or obligations of the Company or any Participant under any written contract of employment or independent contractor status.

IX.      No Rights as a Stockholder

          A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant’s Stock Option.

X.         Assignability

          No Stock Option granted under this Plan, nor any other rights acquired by Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution, and Stock Options issued to a Participant are exercisable during his or her lifetime only by him or her. Notwithstanding the preceding sentence, the Board or Committee may, in its sole discretion, permit the assignment or transfer of an NSO and the exercise thereof by a person other than a Participant, on such terms and conditions as the Board or Committee in its sole discretion may determine, so long as such transferability is permitted under and does not result in a disqualification of the Plan under Rule 16b-3. Any such terms shall be determined at the time the NSO is granted, and shall be set forth in the Option Agreement. In the event of the Participants death, the Stock Option may be exercised by the Personal Representative of the Participant’s estate or by the successor or successors in interest determined under the Participant’s will or under the applicable laws of descent and distribution.

XI.      Corporate Transactions

          At least twenty (20) days prior to the consummation of a Corporate Transaction, the Company shall give Participants written notice of the proposed Corporate Transaction. The vesting schedules of all Stock Options shall be accelerated so that the Stock Options shall become exercisable as to those shares which could be purchased under those vesting schedules 12 months after the date of consummation of the Corporation Transaction. In addition, at the sole discretion of the Board or Committee, the vesting schedule of some or all Stock Options may be accelerated so that all or any portion of Stock Options outstanding under the Plan immediately prior to the consummation of the Corporate Transaction shall, for all purposes under this Plan, become exercisable as of such time. All Stock Options, to the extent not previously exercised, at the discretion of the Board of Directors, shall terminate upon the consummation of such Corporate Transaction and shall cease to be exercisable unless expressly assumed by the successor corporation or parent thereof. In lieu of rights or grants of acceleration, the Board of Directors may instead provide for payment in cash of the difference between the Option Price and the consideration per share being received in the Corporate Transaction.

XII.    Amendment

          The Board of Directors may from time to time alter, amend, suspend or discontinue the Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order that ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided further that no such action shall, without the approval of the stockholders of the Company, (i) increase the maximum number of shares of Common Stock that may be made subject to Stock Options (unless necessary to effect the adjustments required by Section 6.2), (ii) materially modify the requirements as to eligibility for participation in the Plan, or (iii) materially increase the benefits accruing to Participants under the Plan.

XIII.   Registration of Optioned Shares

          The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended, or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Securities Act of 1933, as amended, and from the registration or qualification requirements of applicable state securities laws.

XIV.     Withholding Taxes

          The Company or Participating Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes (including the withholding of shares of Common Stock otherwise issuable which have appropriate Fair Market Value) which the Company or the Participating Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign to withhold in connection with any Stock Options.

XV.      Brokerage Arrangements

          The Board or Committee, in its discretion, may enter into arrangements with one or more banks, brokers, or other financial institutions to facilitate the disposition of shares acquired upon exercise of Stock Options including, without limitation, arrangements for the simultaneous exercise of Stock Options and the sale of shares acquired upon exercise.

XVI.     Nonexclusivity of the Plan

          Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board of Directors to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board of Directors may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Participating Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

XVII.   Effective Date

          This Plan was adopted by the Board of Directors and became effective on December 20, 1996. The Plan was adopted by the Company’s Shareholders effective December 20, 1996. This Plan was amended by the Board of Directors and became effective April 26, 2001. No Stock Options shall be granted subsequent to ten years after the effective date of the Plan (December 20, 1996). Stock Options outstanding subsequent to ten years after the effective date of the Plan shall continue to be governed by the provisions of the Plan.